INVESTOR PRESENTATION JUNE 6, 2022 SHADOW WOOD VILLAGE – HUDSON, FL

2 This presentation has been prepared for informational purposes only from information supplied by Sun Communities, Inc., referred to herein as “we,” “our,” “Sun,” and “the Company,” and from third-party sources indicated herein. Such third-party information has not been independently verified. Sun makes no representation or warranty, expressed or implied, as to the accuracy or completeness of such information. This presentation contains various “forward-looking statements” within the meaning of the United States Securities Act of 1933, as amended, and the United States Securities Exchange Act of 1934, as amended, and we intend that such forward-looking statements will be subject to the safe harbors created thereby. For this purpose, any statements contained in this presentation that relate to expectations, beliefs, projections, future plans and strategies, trends or prospective events or developments and similar expressions concerning matters that are not historical facts are deemed to be forward-looking statements. Words such as “forecasts,” “intends,” “intend,” “intended,” “goal,” “estimate,” “estimates,” “expects,” “expect,” “expected,” “project,” “projected,” “projections,” “plans,” “predicts,” “potential,” “seeks,” “anticipates,” “anticipated,” “should,” “could,” “may,” “will,” “designed to,” “foreseeable future,” “believe,” “believes,” “scheduled,” “guidance,” “target” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these words. These forward-looking statements reflect our current views with respect to future events and financial performance, but involve known and unknown risks and uncertainties, both general and specific to the matters discussed in this presentation. These risks and uncertainties may cause the Company’s actual results to be materially different from any future results expressed or implied by such forward-looking statements. In addition to the risks described under “Risk Factors” contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, and in the Company’s other filings with the Securities and Exchange Commission from time to time, such risks and uncertainties and other factors include, but are not limited to:  Outbreaks of disease, including the COVID-19 pandemic, and related stay-at-home orders, quarantine policies and restrictions on travel, trade and business operations;  Changes in general economic conditions, including inflation, deflation, and energy costs, the real estate industry and the markets in which the Company operates;  Difficulties in the Company’s ability to evaluate, finance, complete and integrate acquisitions, developments and expansions successfully;  The Company’s liquidity and refinancing demands;  The Company’s ability to obtain or refinance maturing debt;  The Company’s ability to maintain compliance with covenants contained in its debt facilities and its senior unsecured notes;  Availability of capital;  Changes in foreign currency exchange rates, including between the U.S. dollar and each of the Canadian dollar, Australian dollar and Pounds sterling;  The Company’s ability to maintain rental rates and occupancy levels;  The Company’s ability to maintain effective internal control over financial reporting and disclosure controls and procedures;  Increases in interest rates and operating costs, including insurance premiums and real property taxes;  Risks related to natural disasters such as hurricanes, earthquakes, floods, droughts and wildfires;  General volatility of the capital markets and the market price of shares of the Company’s capital stock;  The Company’s ability to maintain its status as a REIT;  Changes in real estate and zoning laws and regulations;  Legislative or regulatory changes, including changes to laws governing the taxation of REITs;  Litigation, judgments or settlements;  Competitive market forces;  The ability of purchasers of manufactured homes and boats to obtain financing; and  The level of repossessions by manufactured home and boat lenders. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made. The Company undertakes no obligation to publicly update or revise any forward-looking statements included in this presentation, whether as a result of new information, future events, changes in the Company’s expectations or otherwise, except as required by law. Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, the Company cannot guarantee future results, levels of activity, performance or achievements. All written and oral forward-looking statements attributable to the Company or persons acting on the Company’s behalf are qualified in their entirety by these cautionary statements. FORWARD-LOOKING STATEMENTS

Leading owner and operator of manufactured housing (“MH”) communities, recreational vehicle (“RV”) resorts and marinas Favorable demand drivers combined with limited to no new supply Consistent organic growth through rental increases enhanced with embedded expansion opportunities Industry consolidator with proven value creation from acquisitions CapEx light business model Cycle-tested growth driven by attractive value proposition to residents, members and guests Delivery of exceptional customer service supported by culture, systems and technology Proven executive leadership team with over 100 combined years of industry experience COMPANY HIGHLIGHTS 3 Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended March 31, 2022, as well as Press Releases and SEC Filings after March 31, 2022, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix. LAUREL HEIGHTS – UNCASVILLE, CT SUN OUTDOORS LAKE RUDOLPH – SANTA CLAUS, IN

283 161 31 41 130 MH Communities RV Resorts Hybrid MH & RV UK Holiday Parks Marinas 646 properties across 39 states, Canada and the UK SUN COMMUNITIES, INC. OVERVIEW (NYSE: SUI) 4 Current Portfolio As of June 6, 2022 Rental Revenue Breakdown Property Count As of June 6, 2022 Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended March 31, 2022, as well as Press Releases and SEC Filings after March 31, 2022, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix. (1) Does not include two communities managed on behalf of third parties. (2) Represents current 2022 forecasted percentage of rental revenue from the leasing of sites, homes, wet slips, dry storage spaces, commercial leases and transient revenue. Rental revenues include contribution from Park Holidays acquisition. Total Number of Sites / Wet Slips and Dry Storage Spaces: 221,608 Headquarters MH, RV & Holiday Park Sites (175,621) Marina Wet Slips and Dry Storage Spaces (45,987) 207 3,430 233 3,141 2,822 2,398 / 221 927 / 2,518 3,465 2,005 / 3,299 3,994 / 398 1,716 1,852 / 2,665 1,123 2,580 8,933 4,118 324 927 1,330 780 5,308 10,732 2,124 162 334 155 585 582 413 475 5,237 591 33,124 3,638 2,925 1,0274,1762,235 317 2,366 1,536 2,624 1,816 1,417 2,786 545 / 385 46,422 5,235 167 717 3,539 (2) (1) 3,440 424 1,606 75 16,954 Regional Offices

YTD SUMMARY PERFORMANCE UPDATE 5 PORTFOLIO PERFORMANCE UPDATE EXTERNAL GROWTH • Memorial Day transient RV revenue for Same Property Portfolio increased 12.5% compared to 2021 • Same Property forward bookings 4% ahead of last year for 2Q22 and 10% ahead for 2H22 • 1,024 conversions of transient sites to annual leases as of April 30th showing continued strength • 1,029 average conversions in 2017-2020 • 1,665 conversions in 2021 • ~$1.6bn invested in 41 holiday parks, 1 MH and 5 marinas YTD • Completed £950mm acquisition of Park Holidays UK, the 2nd largest UK holiday park owner and operator with 40 owned properties • Starting development on 5 new MH communities in 2022, with 2 actively under construction as of 2Q22 SAFE HARBOR CITY BOATYARD – CHARLESTON, SC DAWLISH SANDS – DEVON, UK ACQUIRED IN APRIL 2022 Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended March 31, 2022, as well as Press Releases and SEC Filings after March 31, 2022, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix.

 Sun is the premier owner and operator of MH and RV communities  Strong cycle-tested record of operating, expanding and acquiring MH and RV communities dating back to 1975  CapEx light business model enables strong cash flow conversion which can self-fund growth POWERING SUN’S INTERNAL GROWTH ENGINE 6 INTERNAL LEVERS Contractual Rent Increases MH Occupancy Gains Expansions Transient RV Site Conversions 96.7% 1Q 2022 MH Occupancy 74% of MH communities at 98%+ 200bps+ existing MH occupancy upside ~1,600 – 2,000 expansion and ground-up site deliveries in 2022 ~8,300 sites available for expansion 2022 and beyond Target 10% – 14% expansion IRRs(2) ~29,300 1Q 2022 transient RV sites 40% – 60% 1st year revenue uplift once converted Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended March 31, 2022, as well as Press Releases and SEC Filings after March 31, 2022, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix. (1) 2019-2021 average. (2) Expected 5-year unlevered internal rates of return based on certain assumptions. ~80% MH sites “market rent” or tied to CPI 4.2% weighted average rate increases as of March 2022 • 3.8% MH • 6.0% Annual RV ~1,200 Average yearly converted sites(1) ~1,000 Conversions as of April 30th /

WE ARE THE PREMIER MARINA OPERATOR 7 Unrivaled Among Competitors 128 Owned Marinas 37,000 Approximate Wet Slips 24 States & Puerto Rico 80% Marinas Located in Coastal Markets(3) 45,700 Approximate Members 7.6 Years Average Member Tenure 75% Marinas Owned Fee Simple(4) (1) 8,700 Approximate Dry Storage Spaces(2) Unmatched in scale, portfolio quality and depth of network offering (# of owned marinas – as of June 6, 2022) Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended March 31, 2022, as well as Press Releases and SEC Filings after March 31, 2022, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix. (1) As of March 31, 2022, Safe Harbor directly or indirectly owns 128 marinas and manages five marinas on behalf of third parties. (2) Dry Storage Spaces include Indoor Storage. (3) Calculation of marinas located in coastal markets include those along the Great Lakes. (4) 32 currently owned marinas operate with underlying ground leases with a weighted average remaining term of ~37 years. SAFE HARBOR OXFORD – OXFORD, MD Wet Slip Occupancy by Region as of March 31, 2022 93% 85% 79% Southeast South Southwest 95% of Rental Revenue is Annual 6.5 5.9 9.3 8.8 8.2 5.6 5.0 6.3 6.9 6.7 2017 2018 2019 2020 2021 Service Non-Service Service Offerings Keep Members in Network average marina member tenure (in years)  On average, member tenure at properties offering service are 26% longer than at non-service properties  Service availability drives premium rental rates for wet slips and dry storage spaces

EXTERNAL LEVERS Development POWERING SUN’S EXTERNAL GROWTH ENGINE 8 Acquisitions Over $11.1bn invested in properties YTD since the start of 2010 Targeting 3 – 5 new development project starts per year Over 1,000 2021 – 2022 YTD ground-up site deliveries in 9 properties SUN OUTDOORS ROCKY MOUNTAIN – GRANBY, CO High degree of visibility into MH, RV, Marina and Holiday Park acquisition pipeline with additional opportunities arising Target 7% – 9% ground-up development IRRs(1) NEW BEACH – KENT, UK ACQUIRED IN APRIL 2022 Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended March 31, 2022, as well as Press Releases and SEC Filings after March 31, 2022, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix. (1) Expected 5-year unlevered internal rates of return based on certain assumptions.

2022 ACQUISITION & DEVELOPMENT ACTIVITY 9 ~$1.6bn purchase price Acquisitions YTD Ground-up & Redevelopments Expansions ~17,900 sites added in 47 properties & marinas Robust pipeline of small portfolios and single assets in underwriting $153mm invested Starting 5 new MH developments in 2022 ~3,100 sites available for ground-up & redevelopments $84mm invested ~600 site deliveries in 12 properties ~8,300 sites available for expansion in 2022 and beyond SUN OUTDOORS PETOSKEY BAY HARBOR – PETOSKEY, MILANDSCOVE – DEVON, UK ACQUIRED IN APRIL 2022 SMITH CREEK CROSSING – GRANBY, CO Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended March 31, 2022, as well as Press Releases and SEC Filings after March 31, 2022, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix. (1) January 2021 through March 2022. (1) (1)

RV Guest Trends (% of Total Residents, 3-Year Average) STICKY CUSTOMER BASE WITH LIMITED CAPEX 10  Annual home move-outs in Sun’s MH communities are less than 1% ꟷ Low turnover driven by a $6k - $10k average cost for a resident to move a home ꟷ Uninterrupted rental income stream: average tenure of residents in our MH communities is ~14 years(1) before unit is sold in place  RVs stay in Sun’s resorts for ~9 years on average(1)  Average tenure of marina members ~8 years on average  MH, RV and Marina require lower CapEx relative to other asset classes as they are largely land ownership business MH Resident Trends (% of Total Residents, 3-Year Average) Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended March 31, 2022, as well as Press Releases and SEC Filings after March 31, 2022, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix. (1) Annual average (January 2020 – March 2022). WOODLAND PARK ESTATES – EUGENE, OR

TRANSIENT RV TO ANNUAL LEASE CONVERSIONS INCREASE FIRST YEAR REVENUE BY 40% - 60% 11 Transient Site  Site revenue limited mainly to peak season months during the winter for this resort 31.7% Occupancy $53 Avg. Daily Rate $513 Monthly Rent $6,158 Annual Rent Annual Site Conversion 100% Occupancy $26 Avg. Daily Rate $777 Monthly Rent $9,324 Annual Rent Site Revenue Annual Pick-Up Upon Conversion in First Year $3,166 Additional Annual Rent 51% Site Revenue Growth MARCO NAPLES RV RESORT - NAPLES, FL  Transient RV site conversions to annual leases have historically increased revenue per site by 40% - 60% for the first full year after conversion  Recent example from Marco Naples RV Resort in Naples, FL: Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended March 31, 2022, as well as Press Releases and SEC Filings after March 31, 2022, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix.

Multi-Family REITsSun Communities CONSISTENT AND CYCLE TESTED CASH FLOW GROWTH 12  Favorable demand drivers, high barriers to entry and Sun’s investment and operational prowess have resulted in consistent and cycle tested organic cash flow growth  Over at least the past 20 years, every individual year or rolling 4-quarter period has recorded positive same community NOI growth  Over the same period, Sun’s average annual same community NOI growth was 5.1%, which is ~260bps greater than that of multi-family REITs of 2.5% Same Community NOI Growth Quarterly Year-over-Year Growth Since 2000 Sources: Citi Research, March 2022. Refer to information regarding non-GAAP financial measures in the attached Appendix. (1) Multi-Family REITs includes AIRC, AVB, CPT, EQR, ESS, IRT, MAA and UDR. (2) REIT Industry includes Healthcare, Industrial, Manufactured Housing, Multi-Family, Mall, Office, Self Storage, Shopping Center, Single Family Rental, Student Housing and Diversified REITs. (1) CAGR Since 2000 Sun Communities Multi-Family REITs REIT Industry(1) (2) 5.1% 2.5% 2.9%

13 EXPANSIONS PROVIDE ATTRACTIVE RETURNS  Investment in expansion sites boosts growth in highly accretive manner  Sun expands in communities and resorts with high occupancies and continued strong demand Over 6,500 vacant expansion site deliveries since 2015 12 - 24 months average lease-up for 100-site expansion ~8,300 sites available in expansion inventory Target 10% – 14% IRRs(1) SUN OUTDOORS PANAMA CITY BEACH – PANAMA CITY BEACH, FL SUN OUTDOORS MYRTLE BEACH – CONWAY, SC Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended March 31, 2022, as well as Press Releases and SEC Filings after March 31, 2022, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix. (1) Expected 5-year unlevered internal rates of return based on certain assumptions.

Professional Operational Management Home Sales & Rental Program Skilled Expense Management Call Center & Digital Marketing Outreach Repositioning with Additional CapEx Adding Value with Expansions MAXIMIZING VALUE FROM STRATEGIC ACQUISITIONS 14 Properties and Sites • Since 2010, Sun has acquired properties valued at over $11.1 billion, increasing its number of properties by 4.8x Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended March 31, 2022, as well as Press Releases and SEC Filings after March 31, 2022, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix.

ACQUISITION 15 Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended March 31, 2022, as well as Press Releases and SEC Filings after March 31, 2022, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix. (1) Includes two communities managed on behalf of third parties. In April 2022, Sun Acquired Park Holidays UK for £950mm  2nd Largest UK Holiday Park Owner and Operator: − At the time of acquisition, owned and operated 42 communities(1), comprising ~15,900 sites − High quality, mostly seaside communities throughout the affluent South of England Business Model Nearly Identical to Sun’s Manufactured Housing Platform  Majority of sites owner-occupied on 20+ year licenses with annual rent increases  Average customer tenure of 7+ years  Park Holidays’ remaining sites comprise its hire fleet, which introduces new customers to the properties and creates annual conversion sale opportunities which feed home sales (~80% of holiday homebuyers have stayed at a holiday park before) Substantial Opportunity to Continue Internal and External Growth  Increasing rental rates and converting hire fleet to owner-occupied  Ability to expand existing communities as well as consolidate fragmented UK market Park Holidays’ Long Tenured Management Team Running Day- to-Day Operations  Senior management team rolled £25mm of equity into SUI common stock  Experience operating and creating value for sophisticated institutional investors through economic cycles CHICHESTER LAKESIDE – SUSSEX, UK SOLENT BREEZES – HAMPSHIRE, UK MARLIE – KENT, UK SOLENT BREEZES – HAMPSHIRE, UK

 Balance sheet supports growth strategy  Total debt maturities over the next 5 years averages 6.8% per year  80% of our outstanding debt on a proforma basis is based on a fixed interest rate  Investment Grade ratings of BBB (S&P) and Baa3 (Moody’s) Net Debt / TTM EBITDA(3) 25.2% 19.0% 21.4% 18.0% 21.9% 2018 2019 2020 2021 1Q22 5.6x 5.5x 6.9x 5.7x 5.9x 2018 2019 2020 2021 1Q22 2022 2023 2024 2025 2026 $71 $315 $51 $521 STRATEGIC BALANCE SHEET 16 Net Debt / TEV (5) As of March 31, 2022 Principal Outstanding(2) Weighted Average Interest Rates Total Secured Debt $3,367 3.78% Total Unsecured Debt $2,710 1.94% Total $6,077 2.96% Current Debt Outstanding(1) principal amounts in millions Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended March 31, 2022, as well as Press Releases and SEC Filings after March 31, 2022, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix. (1) For further Debt breakdown, please refer to the Supplemental for the quarter ended March 31, 2022. (2) Includes premium and discount on debt and financing costs. (3) The debt ratios are calculated using trailing 12-months recurring EBITDA for the period ended March 31, 2022. (4) Includes full debt load but less than a full year EBITDA contribution of recently completed acquisitions. (5) Total Enterprise Value includes common shares outstanding (per Supplemental), Common OP Units and Preferred OP Units, as converted, outstanding at the end of each respective period. (4) Mortgage Debt 5-Year Maturity Ladder amounts in millions $186 (4) (4)

SUN’S INTERNAL AND EXTERNAL OPERATIONAL GROWTH Total New and Pre-Owned Homes Sales Ground-Up and Expansion Site Deliveries MH Weighted Average Rental Rate Growth RV Weighted Average Rental Rate Growth Acquisition Volume Same Property NOI Growth 17 Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended March 31, 2022, as well as Press Releases and SEC Filings after March 31,2022, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix. Note: The estimates and assumptions presented on this page represent a range of possible outcomes and may differ materially from actual results. Guidance estimates include acquisitions completed through April 26, 2022 and exclude any prospective acquisitions or capital markets activity. The estimates and assumptions are forward looking based on the Company’s current assessment of economic and market conditions, as well as other risks outlined above under the caption “Forward Looking Statements.” 2.8% 2.8% 3.4% 3.4% 3.3% 3.6% 4.0% 4.2% 3.4% 3.4% 3.8% 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 1Q22 Historical Average: 3.4% $314 $182 $744 $1,143 $1,769 $145 $364 $815 $2,979 $1,425 $1,581 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 YTD ($ in mm) 5.1% 1.7% 2.0% 2.9% 3.1% 4.2% 5.4% 6.1% 5.4% 4.8% 6.0% 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 1Q22 Historical Average: 4.1% 452 1,000 375 650 304 2,133 1,632 2,326 1,346 1,609 1,600 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022E Historical Average: 1,183 2,000 5.5% 5.9% 7.7% 9.1% 7.1% 6.9% 6.7% 7.3% 4.0% 11.2% 6.5% 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022E 7.3% Historical Average: 7.1% 1,742 1,929 1,966 2,483 3,172 3,282 3,629 3,439 2,866 4,088 2,850 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022E Historical Average: 2,860 3,150

HEALTHY BALANCE SHEET AND HIGH RETURNS Net Debt to TTM EBITDA(2)Core FFO Per Share 18 Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended March 31, 2022, as well as Press Releases and SEC Filings after March 31, 2022, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix. Note: The estimates and assumptions presented on this page represent a range of possible outcomes and may differ materially from actual results. Guidance estimates include acquisitions completed through April 26, 2022, and exclude any prospective acquisitions or capital markets activity. The estimates and assumptions are forward looking based on the Company’s current assessment of economic and market conditions, as well as other risks outlined above under the caption “Forward Looking Statements.” (1) Midpoint of current guidance range. (2) The debt ratios are calculated using trailing 12-months recurring EBITDA for the period ended March 31, 2022. (3) Includes full debt load but less than a full year EBITDA contribution of recently completed acquisitions. (4) Total Enterprise Value includes common shares outstanding (per Supplemental), Common OP Units and Preferred OP Units, as converted, outstanding at the end of each respective period. Net Debt / TEV(4) 8.4x 7.2x 7.3x 6.6x 7.5x 6.3x 5.6x 5.5x 6.9x 5.7x 5.9x 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 (2.5x) 50.4% 45.8% 34.8% 34.0% 33.8% 28.2% 25.2% 19.0% 21.4% 18.0% 21.9% 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 1Q22 (28.5)% $3.05 $3.22 $3.37 $3.63 $3.79 $4.17 $4.58 $4.92 $5.09 $6.51 $7.26 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022E CAGR 9.1% (1) OCEAN BREEZE – MARATHON, FL (3) (3) (3)

SOCIAL MEDIA UPDATE 19 420K 310K 310K 249K 220K 180K 175K 138K 124K 111K 74K 70K 27K 1K 1K 85K 31K 1K 1K Sun Outdoors Thousand Trails KOA Under Canvas 4Q21 1Q22 ~15k increase  Sun continues to lead the outdoor vacation industry on all social media channels  Our Instagram following is now at 420,000, up by 30,000 users or 7% from last quarter and our brand reaches 34 million users per month  Our TikTok following is now at 110,300, up 25,300 followers or 29% from Q4 and now reaches 4.7 million users monthly  Industry leading content that our residents and guests engage with daily 1.6mm Total Followers Instagram Followers TikTok Followers 9.7mm Total Engagement Note: As of March 31, 2022.

SUN PRODUCTIONS – CREATING ORIGINAL CONTENT 20 Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended March 31, 2022, as well as Press Releases and SEC Filings after March 31, 2022, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix.  Sun Outdoors original content video series are available on our YouTube channel to expose new and current guests to the outdoor vacationing lifestyle:

SUN COMMUNITIES VIRTUAL HOME TOURS 21 Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended March 31, 2022, as well as Press Releases and SEC Filings after March 31, 2022, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix. MH Home Tour  Interactive online tours allow residents to virtually view their future home

Environmental SUN COMMUNITIES’ ESG INITIATIVES 22 ESG Highlights(1)  We are committed to sustainable business practices to benefit all stakeholders: team members, residents and guests, shareholders and the broader communities where we operate  We will continue to enhance Sun’s sustainability program through the formal adoption of additional environmental policies, establishing a data baseline for utility usage, expanding the ESG team, and consulting with vital stakeholders to identify key ESG considerations and solutions  We published our 4th annual, and GRI-aligned, ESG report in 2Q22 Social Sun University Internal training program, Sun University, offers over 200 courses to team members Sun Unity Sun’s social responsibility program, 400% increase in volunteer hours Governance BoD Nominating and Corporate Governance Committee formally oversees all ESG initiatives Enterprise Risk Management Committee identifies, monitors and mitigates risks across the organization Executive Manager Certification Development program for community & resort managers to support career growth BoD Composition 38% female and 75% independent IDEA Launched Inclusion, Diversity, Equity and Access Initiative Comprehensive Policies and Procedures foster sound corporate governance Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended March 31, 2022, as well as Press Releases and SEC Filings after March 31, 2022, for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix. (1) Performance and initiatives for the 2021 reporting year is referenced. Also reference our 2020-2021 ESG Interim Updates available on our website. LED Lighting & Smart Thermostats Achieved 4.2% electric consumption reduction Irrigation & Metering Projects Achieved 1.2% water consumption reduction Framework Reporting Reported to GRESB, DJSI and CDP National Park Foundation (NPF) Launched new partnership with NPF to support their outdoor exploration pillar

(100.0%) 0.0% 100.0% 200.0% 300.0% 400.0% 500.0% 600.0% 700.0% 433.8% 260.7% 120.6% (20.0%) (15.0%) (10.0%) (5.0%) 0.0% 5.0% 10.0% (12.8)% (14.0)% (21.5)% STRATEGY-DRIVEN OUTPERFORMANCE 23  Sun has significantly outperformed major REIT and broader market indices over the last ten years Sun Communities, Inc. (SUI) MSCI US REIT (RMS)S&P 500 2022 YTD Total Return 5-year Total Return 10-year Total Return 3-year Total Return Source: S&P Global as of May 31, 2022. (40.0%) (20.0%) 0.0% 20.0% 40.0% 60.0% 80.0% 100.0% 42.0% 47.8% 23.4% (40.0%) (10.0%) 20.0% 50.0% 80.0% 110.0% 140.0% 170.0% 200.0% 121.5% 90.0% 41.9%

APPENDIX SARALAKE ESTATES – SARASOTA, FL

NON-GAAP TERMS DEFINED 25 Investors in and analysts following the real estate industry utilize funds from operations (“FFO”), net operating income (“NOI”), and earnings before interest, tax, depreciation and amortization (“EBITDA”) as supplemental performance measures. The Company believes that FFO, NOI and EBITDA are appropriate measures given their wide use by and relevance to investors and analysts. Additionally, FFO, NOI and EBITDA are commonly used in various ratios, pricing multiples, yields and returns and valuation calculations used to measure financial position, performance and value. FFO, reflecting the assumption that real estate values rise or fall with market conditions, principally adjusts for the effects of generally accepted accounting principles (“GAAP”) depreciation and amortization of real estate assets. NOI provides a measure of rental operations that does not factor in depreciation, amortization and non-property specific expenses such as general and administrative expenses. EBITDA provides a further measure to evaluate ability to incur and service debt and to fund dividends and other cash needs. FFO is defined by the National Association of Real Estate Investment Trusts (“NAREIT”) as GAAP net income (loss), excluding gains (or losses) from sales of depreciable operating property, plus real estate- related depreciation and amortization, real estate related impairments, and after adjustments for nonconsolidated partnerships and joint ventures. FFO is a non-GAAP financial measure that management believes is a useful supplemental measure of the Company’s operating performance. By excluding gains and losses related to sales of previously depreciated operating real estate assets, impairment and excluding real estate asset depreciation and amortization (which can vary among owners of identical assets in similar condition based on historical cost accounting and useful life estimates), FFO provides a performance measure that, when compared period-over-period, reflects the impact to operations from trends in occupancy rates, rental rates and operating costs, providing perspective not readily apparent from GAAP net income (loss). Management believes the use of FFO has been beneficial in improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. The Company also uses FFO excluding certain gain and loss items that management considers unrelated to the operational and financial performance of our core business (“Core FFO”). The Company believes that Core FFO provides enhanced comparability for investor evaluations of period-over-period results. The Company believes that GAAP net income (loss) is the most directly comparable measure to FFO. The principal limitation of FFO is that it does not replace GAAP net income (loss) as a performance measure or GAAP cash flow from operations as a liquidity measure. Because FFO excludes significant economic components of GAAP net income (loss) including depreciation and amortization, FFO should be used as a supplement to GAAP net income (loss) and not as an alternative to it. Furthermore, FFO is not intended as a measure of a REIT’s ability to meet debt principal repayments and other cash requirements, nor as a measure of working capital. FFO is calculated in accordance with the Company’s interpretation of standards established by NAREIT, which may not be comparable to FFO reported by other REITs that interpret the NAREIT definition differently. NOI is derived from revenues minus property operating expenses and real estate taxes. NOI is a non-GAAP financial measure that the Company believes is helpful to investors as a supplemental measure of operating performance because it is an indicator of the return on property investment and provides a method of comparing property performance over time. The Company uses NOI as a key measure when evaluating performance and growth of particular properties and / or groups of properties. The principal limitation of NOI is that it excludes depreciation, amortization, interest expense and non-property specific expenses such as general and administrative expenses, all of which are significant costs. Therefore, NOI is a measure of the operating performance of the properties of the Company rather than of the Company overall. The Company believes that GAAP net income (loss) is the most directly comparable measure to NOI. NOI should not be considered to be an alternative to GAAP net income (loss) as an indication of the Company’s financial performance or GAAP cash flow from operating activities as a measure of the Company’s liquidity; nor is it indicative of funds available for the Company’s cash needs, including its ability to make cash distributions. Because of the inclusion of items such as interest, depreciation and amortization, the use of GAAP net income (loss) as a performance measure is limited as these items may not accurately reflect the actual change in market value of a property, in the case of depreciation and in the case of interest, may not necessarily be linked to the operating performance of a real estate asset, as it is often incurred at a parent company level and not at a property level. EBITDA as defined by NAREIT (referred to as “EBITDAre”) is calculated as GAAP net income (loss), plus interest expense, plus income tax expense, plus depreciation and amortization, plus or minus losses or gains on the disposition of depreciated property (including losses or gains on change of control), plus impairment write-downs of depreciated property and of investments in nonconsolidated affiliates caused by a decrease in value of depreciated property in the affiliate, and adjustments to reflect the entity’s share of EBITDAre of nonconsolidated affiliates. EBITDAre is a non-GAAP financial measure that the Company uses to evaluate its ability to incur and service debt, fund dividends and other cash needs and cover fixed costs. Investors utilize EBITDAre as a supplemental measure to evaluate and compare investment quality and enterprise value of REITs. The Company also uses EBITDAre excluding certain gain and loss items that management considers unrelated to measurement of the Company’s performance on a basis that is independent of capital structure (“Recurring EBITDA”). The Company believes that GAAP net income (loss) is the most directly comparable measure to EBITDAre. EBITDAre is not intended to be used as a measure of the Company’s cash generated by operations or its dividend-paying capacity and should therefore not replace GAAP net income (loss) as an indication of the Company’s financial performance or GAAP cash flow from operating, investing and financing activities as measures of liquidity.

NET INCOME TO FFO RECONCILIATION 26 (amounts in millions except per share data) Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended March 31, 2022, as well as Press Releases and SEC Filings after March 31, 2022, for additional information. 2022 2021 2021 2020 2019 Net Income Attributable to Sun Communities, Inc. Common Shareholders 0.7$ 24.8$ 380.2$ 131.6$ 160.3$ Adjustments Depreciation and amortization 148.3 123.8 522.0 377.0 328.6 (Gain) / loss on remeasurement of marketable securities 34.5 (3.7) (33.5) (6.1) (34.2) (Gain) / loss on remeasurement of investment in nonconsolidated affiliates (0.1) (0.1) 0.2 1.6 - (Gain) / loss on remeasurement of notes receivable (0.2) (0.4) (0.7) 3.3 - Gain / (loss) attributable to noncontrolling interests (2.2) (0.1) 14.8 7.9 8.5 Preferred return to preferred OP units 2.8 0.5 1.9 2.2 2.6 Interest expense on Aspen preferred OP units - - 2.0 - 1.3 Gain on disposition of properties (13.4) - (108.1) (5.6) - Gain on disposition of assets, net (15.1) (8.2) (60.5) (22.2) (26.4) FFO Attributable to Sun Communities, Inc. Common Shareholders and Dilutive Convertible Securities 155.3$ 136.6$ 718.3$ 489.7$ 440.7$ Adjustments Business combination expense and other acquisition related costs 3.1 1.9 10.0 25.3 1.2 Loss on extinguishment of debt 0.3 - 8.1 5.2 16.5 Catastrophic event-related charges, net - 2.4 2.2 0.9 1.7 Loss on earnings - catastrophic event-related charges - 0.2 0.2 - - (Gain) / loss on foreign currency translation 2.2 - 3.7 (7.7) (4.5) Other adjustments, net 1.9 (0.1) 16.1 2.2 1.3 Core FFO Attributable to Sun Communities, Inc. Common Shareholders and Dilutive Convertible Securities 162.8$ 141.0$ 758.6$ 515.6$ 456.9$ Weighted average common shares outstanding - basic 115.3 107.9 112.6 97.5 88.5 Weighted average common shares outstanding - fully diluted 121.2 111.7 116.5 101.3 92.8 FFO Attributable to Sun Communities, Inc. Common Shareholders and Dilutive Convertible Securities Per Share - Fully Diluted 1.28$ 1.22$ 6.16$ 4.83$ 4.75$ Core FFO Attributable to Sun Communities, Inc. Common Shareholders and Dilutive Convertible Securities Per Share - Fully Diluted 1.34$ 1.26$ 6.51$ 5.09$ 4.92$ Three Months Ended March 31, Year Ended December 31,

NET INCOME TO NOI RECONCILIATION 27 (amounts in millions) Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended March 31, 2022, as well as Press Releases and SEC Filings after March 31, 2022, for additional information. 2022 2021 2021 2020 2019 Net Income Attributable to Sun Communities, Inc., Common Shareholders 0.7$ 24.8$ 380.2$ 131.6$ 160.3$ Interest income (6.8) (2.6) (12.2) (10.1) (17.9) Brokerage commissions and other revenues, net (8.0) (6.0) (30.1) (17.2) (14.1) General and administrative expense 55.7 38.2 181.2 109.5 92.7 Catastrophic event-related charges, net - 2.4 2.2 0.9 1.7 Business combination expense 0.5 1.2 1.4 23.0 - Depreciation and amortization 148.5 123.9 522.7 376.9 328.1 Loss on extinguishment of debt 0.3 - 8.1 5.2 16.5 Interest expense 45.2 39.5 158.6 129.1 133.2 Interest on mandatorily redeemable preferred OP units / equity 1.0 1.0 4.2 4.2 4.7 (Gain) / loss on remeasurement of marketable securities 34.5 (3.7) (33.5) (6.1) (34.2) (Gain) / loss on foreign currency translation 2.2 - 3.7 (7.7) (4.5) Gain on disposition of properties (13.4) - (108.1) (5.6) - Other expense, net 0.6 0.5 12.1 5.2 1.7 (Gain) / loss on remeasurement of notes receivable (0.2) (0.4) (0.7) 3.3 - Income from nonconsolidated affiliates (0.9) (1.2) (4.0) (1.7) (1.4) (Gain) / loss on remeasurement of investment in nonconsolidated affiliates (0.1) (0.1) 0.2 1.6 - Current tax (benefit) / expense 1.3 (0.2) 1.2 0.8 1.1 Deferred tax (benefit) / expense - (0.1) 0.1 (1.6) (0.2) Preferred return to preferred OP units / equity interests 3.0 2.9 12.1 6.9 6.1 Income / (loss) attributable to noncontrolling interests (2.2) 0.3 21.5 8.9 9.7 Preferred stock distribution - - - - 1.3 NOI 261.9$ 220.4$ 1,120.9$ 757.1$ 684.8$ 2022 2021 2021 2020 2019 Real Property NOI 232.8$ 204.6$ 982.1$ 721.3$ 649.7$ Home Sales NOI 18.8 10.6 74.4 28.6 32.8 Service, retail dining and entertainment NOI 10.3 5.2 64.4 7.2 2.3 NOI 261.9$ 220.4$ 1,120.9$ 757.1$ 684.8$ Year Ended December 31, Year Ended December 31, Three Months Ended March 31, Three Months Ended March 31,

NET INCOME TO RECURRING EBITDA RECONCILIATION 2 (amounts in millions) Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended March 31, 2022, as well as Press Releases and SEC Filings after March 31, 2022, for additional information. 2022 2021 2021 2020 2019 Net Income Attributable to Sun Communities, Inc., Common Shareholders 0.7$ 24.8$ 380.2$ 131.6$ 160.3$ Adjustments Depreciation and amortization 148.5 123.9 522.7 376.9 328.1 Loss on extinguishment of debt 0.3 - 8.1 5.2 16.5 Interest expense 45.2 39.5 158.6 129.1 133.2 Interest on mandatorily redeemable preferred OP units / equity 1.0 1.0 4.2 4.2 4.7 Current tax (benefit) / expense 1.3 (0.2) 1.2 0.8 1.1 Deferred tax (benefit) / expense - (0.1) 0.1 (1.6) (0.2) Income from nonconsolidated affiliates (0.9) (1.2) (4.0) (1.7) (1.4) Less: Gain on disposition of properties (13.4) - (108.1) (5.6) - Less: Gain on disposition of assets, net (15.1) (8.2) (60.5) (22.2) (26.4) EBITDAre 167.6$ 179.5$ 902.5$ 616.7$ 615.9$ Adjustments Catastrophic event related charges, net - 2.4 2.2 0.9 1.7 Business combination expense 0.5 1.2 1.4 23.0 - (Gain) / loss on remeasurement of marketable securities 34.5 (3.7) (33.5) (6.1) (34.2) (Gain) / loss on foreign currency translation 2.2 - 3.7 (7.7) (4.5) Other expense, net 0.6 0.5 12.1 5.2 1.7 (Gain) / loss on remeasurement of notes receivable (0.2) (0.4) (0.7) 3.3 - (Gain) / loss on remeasurement of investment in nonconsolidated affiliates (0.1) (0.1) 0.2 1.6 - Preferred return to preferred OP units / equity interests 3.0 2.9 12.1 6.9 6.1 Income / (loss) attributable to noncontrolling interests (2.2) 0.3 21.5 8.9 9.7 Preferred stock distribution - - - - 1.3 Plus: Gain on dispositions of assets, net 15.1 8.2 60.5 22.2 26.4 Recurring EBITDA 221.0$ 190.8$ 982.0$ 674.9$ 624.1$ Year Ended December 31,Three Months Ended March 31,